UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a–12

SAMSON OIL & GAS LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0–11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Mark, sign and date your Voting Instruction Form. Detach your Voting Instruction Form. Return your Voting Instruction Form in the postage-paid envelope provided. MAIL Please Sign Here Please Date Above Please Sign Here Please Date Above Please separate carefully at the perforation and return just this portion in the envelope provided. Authorized Signatures - This section must be completed for your instructions to be executed. EVENT # CLIENT # General Meeting of Shareholders of Samson Oil & Gas Limited to be held August 13, 2018 For Holders as of June 27, 2018 All votes must be received by 5:00 PM New York City time on August 3, 2018. Copyright © 2018 Mediant Communications Inc. All Rights Reserved PROXY TABULATOR FOR SAMSON OIL & GAS LIMITED P.O. BOX 8016 CARY, NC 27512-9903 Resolution 1. “That, for the purposes of Listing Rule 11.2 and all other purposes, approval is given for the Company to sell a majority interest in the Foreman Butte Project to Eagle Energy Partners I LLC on the terms and conditions set out in the explanatory memorandum which accompanied the notice convening this meeting.” General Meeting of Shareholders of Samson Oil & Gas Limited Date: August 13, 2018 See Voting Instruction On Reverse Side. Please make your marks like this: x Use pen only For Against Abstain

Samson Oil & Gas Limited Instructions to The Bank of New York Mellon, as Depositary (Must be received prior to 5:00 PM New York City time on August 3, 2018) The undersigned registered holder of American Depositary Receipts (“Receipts”) of Samson Oil & Gas Limited (“the “Company”) hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, insofar as practicable, to vote or cause to be voted the amount of shares or other Deposited Securities represented by such Receipt(s) registered in the name of the undersigned on the books of the Depositary as of the close of business June 27, 2018 at the General Meeting of the Shareholders to be held on August 13, 2018, in respect of the resolution specified on the reverse. NOTE: 1. Please direct the Depositary how it is to vote by placing an X in the appropriate box opposite the resolutions. 2. Shares or other deposited securities represented by American Depositary Shares for which no specific voting instructions are received by the Depository from the owner shall not be voted. (Continued and to be marked, dated and signed, on the other side) PROXY TABULATOR FOR SAMSON OIL & GAS LIMITED P.O. Box 8016 CARY, NC 27512-9903